UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 9, 2008
                                ________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
                           ___________________________
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-52660                 20-1769847
           ______                      _________                 __________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                 10475 PARK MEADOWS DRIVE, SUITE 600
                        LONE TREE, COLORADO                     80124
              _______________________________________         __________
              (Address of principal executive offices)        (Zip Code)


                                 (720) 279-2377
                                 ______________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 ______________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
                                   __________


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on December 16, 2008, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the execution of a letter option agreement (the "Option") with Geoforum Scandanavia AB ("Geoforum"). Pursuant to the terms and provisions of the Option, Geoforum granted to the Company an irrevocable right to acquire up to a 100% undivided interest in four properties, the Laisback Property, the Pustaberget Property, the Langtrask Property and the Ravergerget Property (collectively, the "Properties") located in the Kingdom of Sweden. In furtherance of the terms and provisions of the Option, the Company shall pay to Geoforum an aggregate of $225,000 over seven years as follows: (i) $25,000 upon execution of a definitive and formal purchase and sale agreement on or before the earlier of the expiration of the due diligence period ending February 28, 2009 (the "Effective Date"); (ii) $25,000 upon the expiration of six months from the Effective Date;
(iii) $25,000 upon the first twelve month anniversary of the Effective Date (the "Anniversary Date"), and upon each and every Anniversary Date thereafter until either the Option is exercised and the Company acquires a 100% undivided interest in the Properties or the Option is terminated; (iv) issuance of 50,000 shares of the Company's restricted common stock upon the first Anniversary Date; and (v) issuance of 50,000 shares of the Company's restricted common stock upon the second Anniversary Date.

The Company will also be responsible for incurring exploration expenses ( "work expenditures") of approximately $3,700,000 over the seven year period as follows: (i) after the Effective Date and prior to the first Anniversary Date, $300,000 in work expenditures; (ii) between the first and second Anniversary Dates, $400,000 in work expenditures; (iii) between the third and seventh Anniversary Date, $3,000,000 in work expenditures. The Company also has the option to extend the period in which to incur the work expenditures from seven years to nine years by paying Geoforum an additional $150,000.

The Company has entered into the Option with the intent of acquiring and developing the Properties for uranium. The Company has until February 28, 2009 to conduct its due diligence and if advisable to enter into a definitve agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA

FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1  Letter  Option   Agreement   dated   December  9,  2008  betwwen   Uranium
International Corp. and Geoforum Scandinavia AB.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       URANIUM INTERNATIONAL CORP.
DATE:  DECEMBER 19, 2008.
                                       /s/ MAREK KRECZMER
                                       ___________________________________
                                       NAME: MAREK KRECZMER
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   __________